UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

ZEROS & ONES, INC.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

33-26531LA	88-0241079
(Commission File Number)	(I.R.S. Employer Identification No.)

11611 San Vicente Blvd, Suite 615, Los Angeles, CA 90049
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (310) 496-3006

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Total number of pages in this document:        3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                Not Applicable.

ITEM 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                Not Applicable.

ITEM 5.  OTHER EVENTS

                AMENDMENT / RE-STATEMENT

In May 2002, the longstanding litigation between Paul Frank Industries, Inc. (“PFI”) and Zeros & Ones, Inc. (“Z&O”) came to a conclusion.  Both parties agreed to resolve their claims against each other on mutually agreeable terms.  Under the terms of the settlement, which is confidential, PFI will make certain agreed payments over the course of the next 18 months, and after those payments have been completed, the parties have agreed that the entire lawsuit will be dismissed.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

            Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

(a)           Financial Statements of Business Acquired

                Not Applicable.

(b)           Pro Forma Financial Information

                Not Applicable.

(c)           Exhibits

                Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZEROS & ONES, INC.
(Registrant)

Date: June 18, 2002

/s/ Robert J. Holtz
Robert J. Holtz, Chief Executive Officer